UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

BBCN Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on December 5, 2011 by BBCN Bancorp, Inc. to include the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below relating to the merger of Center Financial Corporation into Nara Bancorp, Inc., in connection with which merger Nara Bancorp’s name was changed to BBCN Bancorp, Inc.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Center Financial Corporation as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 previously filed by Nara Bancorp, Inc. on its Current Report on Form 8-K dated September 30, 2011, are incorporated herein by reference.

The unaudited consolidated financial statements of Center Financial Corporation as of September 30, 2011, and for the three-month and nine-month periods ended September 30, 2011 and 2010, are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma combined condensed consolidated financial statements reflecting the merger of Center Financial Corporation into Nara Bancorp, Inc. are attached as Exhibit 99.2 and are incorporated herein by reference.

(c) Exhibit.

23.1 Consent of KPMG LLP

23.2 Consent of Grant Thornton LLP

99.1 Unaudited consolidated financial statements of Center Financial Corporation as of September 30, 2011, and for the three-month and nine-month periods ended September 30, 2011 and 2010.

99.2 Unaudited pro forma combined condensed consolidated financial statements reflecting the merger of Center Financial Corporation into Nara Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: February 3, 2012	/s/ Alvin D. Kang
Alvin D. Kang
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP

23.2	Consent of Grant Thornton LLP

99.1	Unaudited consolidated financial statements of Center Financial Corporation as of September 30, 2011, and for the three-month and nine-month periods ended September 30, 2011 and 2010.

99.2	Unaudited pro forma combined condensed consolidated financial statements reflecting the merger of Center Financial Corporation into Nara Bancorp, Inc.

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